UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

TIDEWATER INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas 77024
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 8, 2022, Tidewater Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) between the Company and Morgan Stanley & Co. LLC (the “Underwriter”) with respect to the offer and sale of 3,987,914 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), by the Company at a price to the public of $30.25 per Share resulting in total gross proceeds to the Company of approximately $120,634,398 (the “Offering”).  The Offering closed on November 10, 2022.

The Offering was conducted pursuant to the Company’s Registration Statement on Form S-3, File No. 333-234686 (the “Registration Statement”), including a base prospectus relating to the shelf securities, dated July 20, 2021, as supplemented by the prospectus supplement relating to the Offering of the Shares, dated November 8, 2022 and filed with the Securities and Exchange Commission (“SEC”) pursuant to Rule 424(b) of the Securities Act on November 9, 2022. A copy of the legal opinion of Norton Rose Fulbright US LLP relating to the legality of the issuance and sale of the shares of Common Stock in the Offering is attached to this Current Report on Form 8-K as Exhibit 5.1.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter against certain liabilities arising out of or in connection with the sale of the Shares and for customary contribution provisions in respect of those liabilities. In addition, subject to certain exceptions, the Company, its executive officers, directors and one of its stockholders have agreed not to sell or otherwise dispose of any of the shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock held by them for a period ending 45 days after the date of the prospectus supplement without first obtaining the written consent of the Underwriter.

Additionally, on November 8, 2022, the Company entered into a Warrant Repurchase Agreement (the “Warrant Repurchase Agreement”) between the Company and Banyan Overseas Limited (“Banyan”). Under the Warrant Repurchase Agreement, the Company agreed to use the net proceeds from the Offering (before expenses) to repurchase from Banyan its remaining outstanding warrants exercisable for 3,987,914 shares of Common Stock. The Company originally issued 8,100,000 warrants to Banyan (the “Banyan Warrants”) in connection with the acquisition of Tidewater Offshore Holdings Limited (formerly known as Swire Pacific Offshore Holdings Limited), a then wholly owned subsidiary of Banyan, on April 22, 2022. Following the completion of the Warrant Repurchase Agreement, zero Banyan Warrants will remain issued and outstanding.

The foregoing descriptions of the Underwriting Agreement and the Warrant Repurchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibit 1.1 and 1.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Underwriting Agreement and the Warrant Repurchase Agreement have been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding their respective terms and are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement and the Warrant Repurchase Agreement were made only for purposes of each such agreement and as of specific dates, were solely for the benefit of the parties to each such agreement and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the respective agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Underwriting Agreement or the Warrant Repurchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the dates of the Underwriting Agreement and the Warrant Repurchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, market conditions, and other risks detailed from time to time in the Company’s periodic reports and other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

On November 8, 2022, the Company issued press releases announcing that it had launched and priced the Offering. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated November 8, 2022, by and between Tidewater Inc. and Morgan Stanley & Co. LLC.

1.2	Warrant Repurchase Agreement, dated November 8, 2022, by and between Tidewater Inc. and Banyan Overseas Limited.

5.1	Opinion of Norton Rose Fulbright US LLP.

23.1	Consent of Norton Rose Fulbright US LLP (included as part of Exhibit 5.1 hereto).

99.1	Press Release issued November 8, 2022 by Tidewater Inc.

99.2	Press Release issued November 8, 2022 by Tidewater Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2022
TIDEWATER INC.
	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel
and Secretary